                                                     EXHIBIT 99.1
                           VALLEY RESOURCES, INC. AND SUBSIDIARIES
               Report of Independent Certified Public Accountants

To the Stockholders of Valley Resources, Inc.
     We  have  audited  the   accompanying   consolidated   balance
sheets  and
consolidated  statements of capitalization  of Valley  Resources,
Inc. (a Rhode
Island  corporation)  and  subsidiaries  as of August 31,  1999 and
1998 and the
related  consolidated  statements of earnings,  cash flows and changes in common
stock  equity for each of the three years in the period  ended
August 31, 1999.
These   consolidated   financial   statements  are  the
responsibility  of  the
Corporation's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of
Valley Resources, Inc. and subsidiaries as of August 31, 1999 and 1998 and the consolidated results of their operations and their cash flows for each of the three years in the period ended August 31, 1999, in conformity with generally accepted accounting principles.

                                             s/Grant Thornton LLP
Boston, Massachusetts
September 27, 1999

                       Consolidated Statements of Earnings
For the year ended August 31                                  1999
        1998          1997
----------------------------                                  ----
        ----          ----
Operating revenues:
   Utility gas revenues ...............................
$58,529,386   $59,343,603   $66,230,787
   Nonutility revenues ................................
23,180,791    22,245,293    21,253,190

-----------   -----------   -----------
       Total ..........................................
81,710,177    81,588,896    87,483,977

-----------   -----------   -----------
Operating expenses:
   Cost of gas sold ...................................
30,493,570    31,437,159    37,843,842
   Cost of sales - nonutility .........................
15,787,006    15,516,609    14,790,835  Operations
 ............................................    17,557,983
17,880,673    17,890,281
   Maintenance ........................................
1,689,664     1,671,829     1,633,671
   Depreciation .......................................
3,397,598     3,274,513     3,143,719
   Taxes  - other than Federal income .................
4,116,642     4,119,808     4,242,841
          - Federal income ............................
1,772,370     1,330,045     1,334,677

-----------   -----------   -----------
       Total ..........................................
74,814,833    75,230,636    80,879,866

-----------   -----------   -----------
Operating income ......................................
6,895,344     6,358,260     6,604,111
Other income - net of tax .............................
299,205       288,464       423,476

-----------   -----------   -----------
Total income before interest ..........................
7,194,549     6,646,724     7,027,587

-----------   -----------   -----------
Interest charges:
   Long-term debt .....................................
2,388,817     2,482,840     1,957,052
   Other ..............................................
619,123       557,923     1,411,222

-----------   -----------   -----------
       Total ..........................................
3,007,940     3,040,763     3,368,274

-----------   -----------   -----------
Net income available for common stock .................   $
4,186,609   $ 3,605,961   $ 3,659,313

===========   ===========   ===========
Average number of common shares outstanding ...........
4,979,508     4,966,270     4,267,038
Basic and diluted earnings per share ..................
$0.84         $0.73         $0.86
The accompanying Notes are an integral part of these statements.

                     Consolidated Statements of Cash Flows
For the year ended August 31                                    1999
           1998            1997
----------------------------                                    ----
           ----            ----
Increase (decrease) in cash:
Cash flows from operating activities:
   Net income ..........................................    $
4,186,609     $ 3,605,961     $ 3,659,313
   Adjustments to reconcile net income to net cash:
     Depreciation ......................................
3,397,598       3,274,513       3,143,719
     Provision for uncollectibles ......................
1,247,842       1,912,813       1,603,597
     Deferred Federal income taxes .....................
274,752         773,217         441,638
     Amortization of investment tax credits ............
(47,688)        (48,402)        (49,090)
   Change in assets and liabilities:
     Accounts receivable ...............................
(1,380,511)       (413,842)     (2,841,404)
     Deferred fuel costs ...............................
911,178      (1,277,658)      1,620,252
     Unbilled gas costs ................................
6,104           1,702          (1,140)
     Fuel and other inventories ........................
(140,622)        301,688         (71,908)
     Prepayments .......................................
(157,965)        (63,281)        119,631
     Common stock held for dividend reinvestment plan ..
(21,472)        230,552        (220,829)
     Prepaid pensions ..................................
(1,564,044)     (1,728,432)       (924,745)
     Accounts payable ..................................
1,110,923         (23,435)       (944,778)
     Security deposits .................................
(9,155)        (57,230)        (61,952)
     Taxes accrued .....................................
173,400          73,554         171,730
     Other .............................................
118,264         548,114         520,799

-----------     -----------     -----------
     Total adjustments .................................
3,918,604       3,503,873       2,505,520

-----------     -----------     -----------
   Net cash provided by operating activities ...........
8,105,213       7,109,834       6,164,833

-----------     -----------     -----------
Cash flows from investing activities:
   Utility capital expenditures ........................
(3,841,768)     (3,555,028)     (3,599,752)
   Nonutility capital expenditures .....................
(640,849)       (978,538)       (693,229)
   Other investments ...................................
(103,422)        (44,924)        (81,222)

-----------     -----------     -----------
   Net cash used by investing activities ...............
(4,586,039)     (4,578,490)     (4,374,203)

-----------     -----------     -----------
Cash flows from financing activities:
   Dividends paid ......................................
(3,723,724)     (3,698,155)     (3,130,413)
   Common stock transactions ...........................
(54,870)        869,155       6,450,861
   Issuance of long-term debt, net of issuance cost ....
-0-             -0-       9,655,515
   Issuance of revolving credit arrangement ............
-0-         100,000         100,000
   Retirement of long-term debt ........................
(2,303,875)       (209,200)     (1,553,395)
   Increase (decrease) in notes payable ................
2,500,000         400,000     (13,000,000)

-----------     -----------     -----------
   Net cash used by financing activities ...............
(3,582,469)     (2,538,200)     (1,477,432)

-----------     -----------     -----------
Net (decrease) increase in cash ........................
(63,295)         (6,856)        313,198
Cash, beginning ........................................
813,155         820,011         506,813

-----------     -----------     -----------
Cash, ending ...........................................    $
749,860     $   813,155     $   820,011

-----------     -----------     -----------
Supplemental disclosures of cash flow information:
   Cash paid during the year for:
     Interest ..........................................    $
2,932,870     $ 2,788,390     $ 3,378,894

===========     ===========     ===========
     Federal income taxes ..............................    $
1,341,309     $   500,000     $   861,140

===========     ===========     ===========
Supplemental disclosures of noncash activity:
   Capital lease obligations incurred ..................    $
30,297     $   832,026     $   388,139

===========     ===========     ===========
The accompanying Notes are an integral part of these statements.

                           Consolidated Balance Sheets
August 31
           1999           1998
---------
           ----           ----
Assets:
Utility plant, at cost
 .................................................   $ 86,445,703
$82,964,897
Less:  Accumulated provision for depreciation
 ..........................     34,111,279     31,655,080

      ------------    -----------
Net utility plant
 ......................................................
52,334,424     51,309,817

      ------------    -----------
Leased property-less accumulated amortization of $4,604,837
   and $4,007,748
 ......................................................
1,555,855      2,302,601

      ------------    -----------
Nonutility property-less accumulated provision for depreciation of
   $4,510,553 and $4,315,566
 ...........................................      4,162,601
4,106,232

      ------------    -----------
Other investments
 ......................................................
1,740,028      1,636,606

      ------------    -----------
Current assets:
   Cash
 ...............................................................
  749,860        813,155
   Accounts receivable-less allowance for uncollectibles of
$1,309,410 .
     and $928,279
 ......................................................
9,816,986      9,684,317
   Deferred fuel costs
 .................................................            -0-
   484,418
   Deferred unbilled gas costs
 .........................................        432,228        438,332
   Fuel and other inventories
 ..........................................      5,959,289
5,818,667
   Prepayments
 .........................................................
1,510,917      1,352,952
   Common stock held for dividend reinvestment plan
 ....................        142,568        121,096

      ------------    -----------
      Total current assets
 .............................................     18,611,848
18,712,937

      ------------    -----------
Deferred debits:
   Recoverable postretirement benefit
 ..................................            -0-        230,974
   Recoverable vacations accrued
 .......................................        610,798        632,966
   Recoverable deferred Federal income taxes
 ...........................      6,062,414      6,108,997
   Recoverable transition obligation
 ...................................         10,700         21,300
   Unamortized debt discount and expense
 ...............................      1,643,382      1,711,815
   Prepaid pensions
 ....................................................     10,388,058
    8,824,014
   Other
 ...............................................................
3,102,418      2,882,349

      ------------    -----------
       Total deferred debits
 ...........................................     21,817,770
20,412,415

      ------------    -----------
       Total assets
 ....................................................   $100,222,526
  $98,480,608

      ============    ===========
The accompanying Notes are an integral part of these statements.

                           Consolidated Balance Sheets
August 31
           1999           1998
---------
           ----           ----
Capitalization and liabilities:
Capitalization
 .......................................................     $
65,278,234    $64,860,725

      ------------    -----------
Revolving credit arrangement
 .........................................        2,400,000
2,400,000

      ------------    -----------
Obligations under capital leases
 .....................................          775,132      1,527,655

      ------------    -----------
Current liabilities:
   Current maturities of long-term debt
 ..............................          150,000      2,288,937
   Obligations under capital leases
 ..................................          780,723        774,946
   Notes payable
 ....................................................
4,800,000      2,300,000
   Accounts payable
 ..................................................        5,385,917
    4,274,994
   Security deposits
 .................................................          968,410
     977,565
   Taxes accrued
 .....................................................
608,709        435,309
   Deferred fuel
costs................................................
426,760            -0-
   Accrued interest
 ..................................................          760,848
      793,732
   Other
 .............................................................
  716,594        740,971

      ------------    -----------
       Total current liabilities
 .....................................       14,597,961     12,586,454

      ------------    -----------
Commitments and contingencies
Deferred credits:
   Unamortized investment tax credit
 .................................          578,508        626,196
   Transition obligation
 .............................................           10,700
  21,300
   Unfunded deferred Federal income taxes
 ............................        1,802,439      1,849,022
   Postretirement benefit obligation
 .................................              -0-        230,974
   Other
 .............................................................
1,911,733      1,785,230

      ------------    -----------
       Total deferred credits
 ........................................        4,303,380
4,512,722

      ------------    -----------
Deferred Federal income taxes
 ........................................       12,867,819
12,593,052

      ------------    -----------
       Total liabilities
 .............................................       34,944,292
33,619,883

      ------------    -----------
       Total capitalization and liabilities
 ..........................     $100,222,526    $98,480,608

      ============    ===========
The accompanying Notes are an integral part of these statements.

            Consolidated Statements of Changes in Common Stock Equity
                                             Common Shares Issued
       Paid in       Retained
                                                and Outstanding
       Capital       Earnings
                                                ---------------
       -------       --------
                                             Number          Amount
                                             ------          ------
Balance, August 31, 1996 ..............    4,280,028
$4,280,028    $18,204,063    $ 7,750,406
                                           ---------
----------    -----------    -----------
Add (deduct):
   Net income .........................
                     3,659,313
   Cash dividends on common stock .....
                    (3,130,413)
   Issuance of common stock ...........      620,000
620,000      5,893,100
   Other ..............................
        (62,239)
                                           ---------
----------    -----------    -----------
Balance, August 31, 1997 ..............    4,900,028
4,900,028     24,034,924      8,279,306
                                           ---------
----------    -----------    -----------
Add (deduct):
   Net income .........................
                     3,605,961
   Cash dividends on common stock .....
                    (3,698,155)
   Issuance of common stock ...........       93,000
93,000        795,296
   Other ..............................
        (19,141)
                                           ---------
----------    -----------    -----------
Balance, August 31, 1998 ..............    4,993,028
4,993,028     24,811,079      8,187,112
                --- ----                   ---------
----------    -----------    -----------
Add (deduct):
   Net income .........................
                     4,186,609
   Cash dividends on common stock .....
                    (3,723,724)
   Other ..............................
        (54,870)
                                           ---------
----------    -----------    -----------
Balance, August 31, 1999 ..............    4,993,028
$4,993,028    $24,756,209    $ 8,649,997
                                           =========
==========    ===========    ===========
The accompanying Notes are an integral part of these statements.

                    Consolidated Statements of Capitalization
August 31
  1999          1998
---------
  ----          ----
Common stock equity:
   Common stock, $1 par value
     Authorized 20,000,000 shares
     Issued and outstanding 4,993,028 shares ...................   $
4,993,028   $ 4,993,028
   Paid in capital .............................................
24,756,209    24,811,079
   Retained earnings............................................
8,649,997     8,187,112

-----------   -----------

38,399,234    37,991,219
   Less:  Accounts receivable from Valley Resources, Inc. 401(k)
     Employee Stock Ownership Plan .............................
2,593,911     2,768,343

-----------   -----------
            Total common stock equity ..........................
35,805,323    35,222,876

-----------   -----------
Long-term debt:
   8% First Mortgage Bonds, due 2022 ...........................
20,029,000    20,039,000
   7.7% Debentures, due 2027 ...................................
7,000,000     7,000,000
   9% Notes Payable, due 1999 ..................................
      -0-     2,138,937
   Note payable, due 2007 ......................................
2,593,911     2,748,849

-----------   -----------
            Total ..............................................
29,622,911    31,926,786
   Less: Current maturities ....................................
  150,000     2,288,937

-----------   -----------
            Total long-term debt ...............................
29,472,911    29,637,849

-----------   -----------
            Total capitalization ...............................
$65,278,234   $64,860,725

===========   ===========
The accompanying Notes are an integral part of these statements.

                   Notes to Consolidated Financial Statements
Note A:  Summary of Significant Accounting Policies
CONSOLIDATION - The consolidated  financial  statements  include the accounts of
Valley   Resources,   Inc.  and  its  active   wholly-owned
subsidiaries  (the
"Corporation")--Valley   Gas  Company  ("Valley  Gas"),   Valley
Appliance  and
Merchandising Company ("VAMCO"), Valley Propane, Inc. ("Valley
Propane"), Morris
Merchants,  Inc. ("Morris Merchants") (d/b/a the Walter F. Morris
Company),  and
Bristol & Warren Gas Company  ("Bristol & Warren").  The
consolidated  financial
statements  also include the  Corporation's  80%  interest in
Alternate  Energy
Corporation  ("AEC").  All  significant  intercompany   transactions
 have  been
eliminated where required.
USE OF ESTIMATES - The  preparation of financial  statements in conformity  with
generally accepted  accounting  principles requires management to make estimates
and assumptions  that affect the reported  amounts of assets and liabilities and
disclosure of  contingent  assets and  liabilities  at the date of the financial
statements  and the  reported  amounts  of  revenues  and  expenses during  the
reporting period. Actual results could differ from those estimates. REGULATION - The utility operations of Valley Gas and
Bristol  &  Warren
(collectively  the  "Utilities")  are subject to  regulation by the
Rhode Island
Public  Utilities  Commission   ("RIPUC").   Accounting  policies
conform  with
generally accepted  accounting  principles,  as applied in the case of regulated
public  utilities,  and are in accordance with the accounting requirements  and
rate making practices of the RIPUC.
DEPRECIATION  -  Annual  provisions  for  depreciation  for  the
Utilities  are
determined on a composite  straight-line  basis.  The composite rate for fiscal
1999,  1998 and 1997 was 2.91%.  Depreciation  provisions  for other subsidiary
companies are provided on the  straight-line  and  accelerated methods at rates
ranging from 2.86% to 34%.
OTHER  ASSETS - Included in other  assets is goodwill  which is amortized on the
straight-line basis over forty years. The Corporation  continually evaluates the
carrying  value  of  goodwill.  Any  impairments  would be
recognized  when the
expected  undiscounted future operating cash flows derived from goodwill is less
than the carrying value.
UNAMORTIZED DEBT EXPENSE - Costs incurred to obtain debt financing are amortized
over the expected term of the related debt.  Amortization of deferred  financing
costs is recorded as interest expense.
DEFERRED  FUEL COSTS - The  Utilities'  tariffs  include a
Purchased  Gas Price
Adjustment  ("PGPA") which allows an adjustment of rates charged to customers in
order to recover all changes in gas costs from  stipulated  base gas costs.  The
PGPA  provides for an annual  reconciliation  of total gas costs billed with the
actual cost of gas incurred.  Any excess or  deficiency in amounts collected as
compared to costs  incurred is deferred and either reduces the PGPA or is billed
to customers over subsequent periods.
DEFERRED UNBILLED GAS COSTS - Revenue is recorded on the basis of bills rendered
on a cycle basis throughout the month.  Valley Gas defers to the following month
that  portion of the base cost of gas  delivered  but not yet billed  under the
cycle billing system.
ACCOUNTING  FOR  INCOME  TAXES - Income tax  regulations  allow recognition  of
certain  transactions  for tax  purposes in time  periods  other than the period
during which these  transactions  will be recognized in the
determination of net
income for  financial  reporting  purposes.  As required by
generally  accepted
accounting  principles,  deferred  income  taxes are provided to reflect the tax
effect of these timing differences in the proper accounting periods.
     In accordance with Financial  Accounting  Standards Board
Statement No. 109
"Accounting  for Income Taxes,"  deferred income taxes are recorded for all book
and tax temporary timing differences.
     Investment  tax  credits  relating  to the  Utilities  property have  been
deferred  and will be  amortized  to  income  over the  productive lives of the
related  assets.  Investment  tax  credits  earned  by the
Corporation's  other
subsidiary  companies  were  recognized  as a  reduction  of Federal income tax
expense in the year utilized.
PENSION  PLANS - The Utilities  maintain two  non-contributory defined  benefit
pension  plans  covering  substantially  all of their  employees which  provide
benefits based on compensation and years of service.  The Utilities fund pension
costs that are deductible for Federal income tax purposes (see Note H).
     On January 1, 1997,  the Valley Gas Company  401(k) plan and the Valley Gas
Employee  Stock  Ownership  Plan ("ESOP") were merged into the
Valley  Resources
401(k)  Employee Stock  Ownership  Plan ("KSOP").  The KSOP covers all Corporate
employees,  if eligible (see Note D). The expense of these plans in fiscal 1999,
1998 and 1997 was $173,300, $144,000, and $160,800, respectively.
     Morris  Merchants  maintains  an  employee  profit  sharing plan  covering
substantially  all of the  employees  who have  completed  one year of  service.
Contributions  to the plan are at the  discretion of the Board of
Directors.  In
fiscal 1999, 1998, and 1997,  profit sharing expense was $53,500,
$72,000,  and
$64,600, respectively.
NEW  ACCOUNTING  STANDARDS  - In June of 1998,  the  FASB  issued
SFAS  No.  133,
"Accounting  for  Derivative  Instruments  and  Hedging
Activities."  SFAS  133
establishes  accounting and reporting  standards requiring that every derivative
instrument   (including  certain  derivative   instruments
embedded  in  other
contracts) be recorded in the balance sheet as either an asset or liability measured at its fair value. It also requires that changes in the derivative's fair value be recognized currently in earnings unless specific hedge accounting criteria are met. Special accounting for qualifying hedges allows a derivative's gains and losses to offset related results on the hedged item in the income statement, and requires that a company must formally document, designate, and assess the effectiveness of transactions that receive hedge accounting. The new standard is effective for fiscal years beginning after June 15, 2000. Adoption of SFAS No. 133 will not affect the Corporation's financial condition or results of operations.
INVENTORIES - Fuel and other inventories at August 31 are as follows:

                                                       1999
1998
                                                       ----
----

Fuels (at average cost) ........................   $3,462,277
$3,542,932
Merchandise and other (at average cost) ........    1,234,326
1,241,224
Merchandise (at LIFO) ..........................    1,262,686
1,034,511
                                                   ----------
----------
                                                   $5,959,289
$5,818,667
                                                   ==========
==========

Merchandise  (at LIFO),  if valued at current  cost,  would have been greater by
$205,000 in fiscal 1999 and $246,300 in fiscal 1998.
Note B:  Common Stock and Rights
     On August 26, 1997, the Corporation  issued 620,000 shares of common stock.
The net proceeds of this offering were used to reduce the short-term debt of the
Utilities,  to make loans to nonutility  subsidiaries,  to repay short-term debt
and for working capital requirements. On September 24, 1997, the underwriters of
the stock offering exercised their  over-allotment  option and
93,000 additional
common shares were issued.
     Pursuant to the Corporation's direct stock purchase plan,
stockholders can
reinvest dividends and make limited  additional cash investments.
Shares issued
through  dividend  reinvestment  can be  acquired on the open market or original
issue. All shares issued pursuant to the plan in fiscal 1999 and 1998 were open-market purchases. On August 31, 1999 and 1998, 10,019 and 10,116 shares, respectively, were held by the Corporation for issuance to the plan.

     On August 31, 1999, except as mentioned above, no shares of common stock of
the  Corporation  were held by or for the  account  of the
Corporation  or were
reserved for officers or  employees  or for options,  warrants or other  rights,
except  41,125,  shares of  common  stock  reserved  subject  to sale  under the
Corporation's direct stock purchase plan.
     Each share of common stock of the Corporation  includes one preferred stock
purchase  Right which  entitles  the holder to purchase one
one-hundredth  of a
share of Cumulative  Participating  Junior Preferred Stock, par
value $100, at a
price of $35 per one one-hundredth of a share subject to adjustment.
 The Rights
are not currently  exercisable,  and trade  automatically with the common stock.
The  Rights  will  generally  become  exercisable,   and  separate
certificates
representing the Rights will be distributed, upon occurrence of certain events in excess of a stipulated percentage of ownership.
     The Rights should not interfere with any merger or business combination approved by the Board of Directors because, prior to the Rights becoming exercisable, the Rights may be redeemed by the Corporation at $0.01 per Right.
The Rights have no dilutive effect and will not affect reported earnings per share.
Note C:  Short-Term Debt
     The Corporation borrows on bank lines of credit at the prevailing interest rate available at the time of borrowing. The Corporation either pays commitment fees or maintains compensating balances in connection with these lines of credit. Commitment fees paid in fiscal 1999, 1998, and 1997 amounted to
$105,900, $106,800 and $110,000, respectively. There are no legal restrictions on withdrawal of compensating balances.
     A detail of short-term borrowings for fiscal 1999, 1998, and 1997 is as follows:

                                              1999           1998
       1997
                                              ----           ----
       ----
At year end
   Weighted average interest rate .....          5.4%           5.7%
          5.7%
   Unused lines of credit .............   $24,200,000    $34,700,000
   $35,100,000
For the year ended
   Weighted average interest rate .....          5.5%           5.8%
          5.7%
   Average borrowings .................   $ 4,162,500    $ 2,433,300
   $16,800,000
   Maximum month-end borrowings .......   $ 7,400,000    $ 6,200,000
   $22,000,000
   Month of maximum borrowings ........      December       December
       January

Note D:  Long-Term Debt
     The composition of long-term debt is included in these
financial statements
in the separate Consolidated Statements of Capitalization.  The aggregate amount
of maturities  and sinking fund  requirements  for each of the five fiscal years
following fiscal 1999 are: 2000,  $930,700;  2001,  $2,904,800;
2002, $383,400;
2003, $224,600 and 2004, $212,600, inclusive of capitalized lease obligations.
     Valley Gas utility plant and  equipment  have been pledged as collateral to
secure its long-term debt. In accordance  with the redemption provisions of the
Valley Gas 8% First Mortgage Bonds, $10,000,  $51,000, and $122,000
of the bonds
were redeemed by holders in fiscal 1999, 1998, and 1997, respectively.
     The fair market  value of the  Corporation's  long-term  debt is  estimated
based on the  quoted  market  prices  for the same or  similar issues or on the
current  rates  offered  to the  Corporation  for  debt  of the same  remaining
maturities.  Management believes the carrying value of the debt approximates the
fair value at August 31, 1999.
     Regulatory treatment allows payments under capital leases to be recorded as
rental  expenses.  Rental expenses for all leases in fiscal 1999,
1998, and 1997
were $1,028,700, $1,218,600, and $1,169,500, respectively.
     Valley Gas entered into an intermediate  term financing
arrangement with a
bank in  November  1995.  The  terms of the  arrangement  call for a
 $6,000,000
revolving line of credit which matures in 2000.
     The  Corporation  borrowed  funds under a line of credit at rates less than
the prevailing  prime rate, which are restricted in their use to being loaned to
the KSOP. The  receivable  from the KSOP has been shown as a reduction of common
stock  equity.  The  financing by the KSOP is secured by the common stock of two
unregulated subsidiaries and the unallocated shares held by the KSOP.
     The  Corporation's  common  stock  purchased  by the KSOP with the borrowed
money is held by the KSOP trustee in a "suspense  account."  As the
Corporation
matches employee 401(k)  contributions and makes discretionary contributions to
the plan,  a portion of the common stock is released  from the suspense  account
and allocated to participating  employees.  Any dividends on unallocated  shares
are used to pay loan interest.
Note E:  Restriction on Retained Earnings
     On August 31, 1999,  $1,751,400 of the retained earnings of
Valley Gas were
available for the payment of cash  dividends to the  Corporation under the most
restrictive  provisions  of  Valley  Gas'  first  mortgage  bonds.
There are no
restrictions as to the payment of dividends for the other subsidiaries. Note F: Income Taxes
     In  accordance  with  Statement of Financial  Accounting
Standards No. 109
"Accounting  for  Income  Taxes"  ("SFAS  109"),  the  Corporation's
  financial
statements are required,  among other things, to record the
cumulative  deferred
income taxes on all temporary timing differences.  As approved by the RIPUC, the
Utilities  did not fully  record  deferred  income  taxes but, rather,  "flowed
through"  certain tax benefits to utility  customers  prior to fiscal  1994.  On
August  31,  1999,  the  Corporation  has  a  liability  of
$6,062,400  on  the
Consolidated   Balance  Sheets  as  recoverable  deferred  income
taxes  and  a
corresponding  recoverable  deferred  charge.  The liability represents the tax
effect  of  timing  differences  for which  deferred  income  taxes had not been
provided,  increased  in  accordance  with SFAS 109 for the tax effect of future
revenue requirements.  The Utilities are recovering unfunded deferred taxes from
utility customers over the remaining book life of utility property.
     Federal  income  tax  expense  has  been  calculated   based
on  filing  a
consolidated corporate tax return and is comprised of the following:

1999               1998              1997

----               ----              ----
Current income tax expense:
   Operating expense ...................................
$1,497,618          $  556,828        $  893,039
   Nonoperating expense.................................
(4,279)             57,482           103,200

----------          ----------        ----------

1,493,339             614,310           996,239

----------          ----------        ----------
Deferred income tax expense:
   Accelerated depreciation.............................
303,332             316,197           332,771
   Pensions.............................................
531,775             587,667           314,413
   Deferred fuel costs..................................
(111,946)             99,941          (229,039)
   Uncollectibles.......................................
(126,488)            (36,985)          (23,830)
   Directors' fees and interest.........................
(47,438)            (42,525)          (36,845)
   Bond premium ........................................
(6,240)             (6,240)           (6,240)
   Rate case expenses...................................
(11,926)            (61,308)          (97,257)
   Capitalization of inventory costs....................
(8,748)              1,155            28,869
   Consulting contracts.................................
(19,920)            (19,920)           30,570
   Software amortization................................
(140,332)            (86,136)          140,856
   Alternative minimum tax..............................
-0-              96,359               -0-
   Excess VEBA contribution.............................
(78,532)            (78,532)          (78,532)
   Other ...............................................
(8,785)              3,544            65,902

----------          ----------        ----------

274,752             773,217           441,638

----------          ----------        ----------
   Total ...............................................
$1,768,091          $1,387,527        $1,437,877

==========          ==========        ==========

     The Federal income tax amounts included in the  Consolidated
Statements of
Earnings differ from the amounts which result from applying the statutory
Federal income tax rate to income from operations before income tax. The reasons, with related percentage effects, are shown below:

1999    1998    1997

----    ----    ----
Statutory Federal rate .........................................
34%     34%     34%
   Maintenance costs capitalized for book purposes .............
(4)     (4)     (4)
   Cost of removal .............................................
(1)     (1)     (1)
   ESOP dividends ..............................................
(1)     (1)     (1)
   Prior year over accrual .....................................
-0-     (2)     -0-
   Other .......................................................
2       2      -0-

--      --      --
   Total .......................................................
30%     28%     28%

==      ==      ==

     Temporary differences which gave rise to the following deferred tax assets and liabilities at August 31, 1999 and 1998 are:

                                              1999            1998
                                              ----            ----
Unbilled revenues ....................   $    262,737    $    266,652
Directors' fees and interest .........        342,285         294,847
Other ................................        793,234         568,055
                                         ------------    ------------
   Total deferred tax assets .........      1,398,256       1,129,554
                                         ------------    ------------
Accelerated depreciation .............     (9,499,234)     (9,195,902)
Pensions .............................     (3,550,626)     (3,018,851)
Software amortization ................       (450,450)       (590,782)
Deferred fuel costs ..................        (52,757)       (164,703)
Other ................................       (713,008)       (752,368)
                                         ------------
------------
   Total deferred tax liabilities ....    (14,266,075)    (13,722,606)
                                         ------------
------------
Total deferred taxes .................   $(12,867,819)   $(12,593,052)
                                         ============
============

     The Corporation's  nonutility operations are subject to state income taxes.
For fiscal 1999, 1998, and 1997,  state income taxes totaled
$93,800,  $124,100,
and $170,700, respectively.
Note G:  Regulatory Matter
     On June 1, 1997,  the Utilities  received  approval to redesign their rates
and offer transportation services to large commercial and industrial customers.
Note H:  Commitments and Contingencies
PENSION PLANS - The Utilities have two non-contributory  defined benefit pension
plans covering  substantially all of their employees and a
supplemental  pension
plan covering certain officers.
     Net  periodic   pension  cost   (income)  is  comprised  of
the  following
components:

For the Year Ended August 31,                             1999
    1998           1997
-----------------------------                             ----
    ----           ----
Service cost .....................................   $   704,892
$   640,994    $   543,241
Interest cost on projected benefit obligation ....     1,448,757
 1,360,031      1,337,602
Expected return on plan assets ...................    (3,373,477)
(3,245,272)    (2,579,914)
Recognition of actuarial gain ....................      (280,738)
  (400,878)      (142,367)
Net amortization and deferral ....................       (63,478)
   (83,307)       (83,307)
                                                     -----------
-----------    -----------
Net periodic pension income ......................   $(1,564,044)
$(1,728,432)   $  (924,745)
                                                     ===========
===========    ===========

Assumptions used in actuarial calculations were as follows:

For the Year Ended August 31,                          1999    1998
  1997
-----------------------------                          ----    ----
  ----
Weighted average discount rate ..................      7.00%   7.00%
  7.25%
Future compensation increases ...................      5.50    5.50
  5.50
Expected long-term rate of return on assets .....      9.00    9.00
  9.00

The following tables set forth the reconciliation of the plans' benefit obligation and fair value of assets is as follows:

For the Year Ended August 31,                            1999
   1998
-----------------------------                            ----
   ----
Reconciliation of benefit obligation:
Obligation at September 1.......................     $21,240,659
$19,266,157
Service cost....................................         704,892
   640,994
Interest cost...................................       1,448,757
 1,360,031
Amendments......................................             -0-
   297,429
Actuarial (gain) loss...........................        (598,721)
   716,918
Benefit payments................................      (1,118,340)
(1,040,870)
                                                     -----------
-----------
Obligation at August 31.........................     $21,677,247
$21,240,659
                                                     ===========
===========
Reconciliation of fair value of plan assets:
Fair value of plan assets at September 1........     $38,027,205
$36,565,680
Actual return on plan assets ...................       3,327,389
 2,502,395
Benefit payments................................      (1,118,340)
(1,040,870)
                                                     -----------
-----------
Fair value of plan assets at August 31..........     $40,236,254
$38,027,205
                                                     ===========
===========

The funded status of the plans is as follows:

August 31,
            1999           1998
----------
            ----           ----
Plan assets at fair value:
Projected benefit obligation less than (in excess of) plan
assets.........   $20,401,395    $18,802,795
Unrecognized net
gain.....................................................
(10,609,146)   (10,511,112)
Unrecognized transition
amount............................................      (381,660)
  (529,184)
Unrecognized prior service cost
 ..........................................       977,469      1,061,515

        -----------    -----------
Prepaid pension costs
 ....................................................   $10,388,058
 $ 8,824,014

        ===========    ===========

Assets of the employee benefit plans are invested in domestic and international
equities,   domestic  and  international   fixed  income  securities
 and  other
short-term debt instruments.
POSTRETIREMENT   LIFE  AND  HEALTH   BENEFIT   PLAN  -  Valley  Gas
sponsors  a
postretirement  benefit  plan that  covers  substantially  all of its  employees
except for  nonunion  employees  hired on or after  September  1,
1993 and union
employees hired on or after April 1, 1994. The plan provides medical, dental and
life insurance benefits. The plan is non-contributory.
In  accordance  with  Statement  of  Financial   Accounting
Standards  No.  106
"Employers'  Accounting for Postretirement  Benefits Other Than
Pensions" ("SFAS
106"),  Valley  Gas  records  the cost for this  plan on an  accrual basis.  As
permitted by SFAS 106, Valley Gas will record the transition obligation over 20
years.  Valley  Gas' cost  under this plan for  fiscal  1999,  1998 and 1997 was
$701,000, $725,000, and $775,600, respectively.

The regulatory asset represents the excess of postretirement benefits on the accrual basis over amounts authorized to be recovered in rates. The RIPUC authorized Valley Gas a phase-in recovery of the tax deductible portion of these postretirement benefits, if funded.
     The following table sets forth the reconciliation of the plans' benefit obligation and fair value of plan assets is as follows:

For the year ended August 31,
1999              1998
----------------------------
----              ----
Reconciliation of benefit obligation:
Obligation at September 1...................................
$6,523,627        $6,057,989
Service cost................................................
144,363           147,852
Interest cost...............................................
443,516           426,588
Actuarial loss..............................................
418,504           184,606
Benefit payments............................................
(311,095)         (293,408)

----------        ----------
Obligation at August 31.....................................
$7,218,915        $6,523,627

==========        ==========
Reconciliation of fair value of plan assets:
Fair value of plan assets at September 1....................
$2,351,191        $1,699,662
Actual return on plan assets................................
97,620           (40,980)
Employer contributions......................................
1,242,884           985,917
Benefit payments............................................
(311,095)         (293,408)

----------        ----------
Fair value of plan assets at August 31......................
$3,380,600        $2,351,191

==========        ==========

The following table sets forth the plan's funded status reconciled with the amounts recognized in the Company's financial statements is as follows:

For the year ended August 31,
             1999               1998
----------------------------
             ----               ----
Accumulated postretirement benefit obligation in excess of plan
assets.....   $(3,838,315)       $(4,172,436)
Unrecognized net loss (gain) from past experience different from that assumed and from changes in assumptions
 ................................       208,257           (277,466)
Unrecognized transition
obligation.........................................     3,888,824
      4,166,598

         -----------        -----------
Prepaid (accrued) postretirement benefit
cost..............................   $   258,766        $  (283,304)

         ===========        ===========

Net periodic postretirement benefit cost consisted of the following:

For the Year Ended August 31,
        1999            1998          1997
-----------------------------
        ----            ----          ----
Service cost - benefits attributable to service during the
period.......   $ 144,363      $ 147,852      $ 136,372
Interest cost on accumulated postretirement benefit
obligation..........     443,516        426,588        419,246
Expected return on plan
assets..........................................    (147,746)
(105,934)       (55,569)
Net amortization and
deferral...........................................     277,774
  277,774        277,774
Recognition of net actuarial
gain.......................................     (17,093)
(21,232)       (23,414)

      ---------      ---------      ---------
Net periodic postretirement benefit
cost................................   $ 700,814      $ 725,048
$ 754,409

      =========      =========      =========

For measurement  purposes,  a 9% (4.5% for dental costs) annual rate of increase
in the per capita cost of covered health care benefits was assumed for 1999; the
rate of increase  for medical  costs was assumed to decrease gradually to 5% by
fiscal 2002 and to remain at that level  thereafter.  The health care cost trend
rate assumption has a significant effect on the amounts reported. To illustrate,
increasing the assumed  health care cost trend rates by one
percentage  point in
each year would increase the accumulated  postretirement  benefit obligation at
August 31, 1999 by $534,000  and the  aggregate  of the service and the interest
cost  components of net periodic  postretirement  benefit cost for the year then
ended by $54,000. The weighted average discount rate used in determining the
accumulated  postretirement  benefit  obligation  was  7.0%,  7.0%
and 7.25% for
fiscal 1999, 1998 and 1997, respectively.  The expected long-term rate of return
on plan assets was 8.50% for fiscal 1999, 1998 and 1997.
LONG-TERM  OBLIGATIONS - The Utilities  have  contracts  which expire at various
dates  through the year 2012 for the  purchase,  delivery and storage of natural
gas and  supplemental  gas supplies.  Certain  contracts for the purchase of the
supplemental gas supplies contain minimum purchase obligations which approximate
2% of total system requirements.
FERC  ORDER NO.  636  TRANSITION  COSTS - As a result  of FERC
Order  636,  the
Utilities'  interstate  pipeline service  providers have unbundled their supply,
storage and  transportation  services.  This  unbundling  caused the interstate
pipeline companies to incur substantial costs in order to comply with Order 636.
These  transition costs include four types: (1) unrecovered gas costs (gas costs
that have been incurred but not yet  recovered by the  pipelines when they were
providing  bundled  service  to local  distribution  companies);
(2) gas supply
realignment costs (the cost of renegotiating  existing gas supply contracts with
producers);  (3)  stranded  costs  (unrecovered  costs of assets that cannot be
assigned to customers  of  unbundled  services);  and (4) new facilities  costs
(costs of new facilities required to physically implement Order 636).
     Pipelines  are  expected  to  be  allowed  to  recover
prudently  incurred
transition  costs  from  customers  primarily  through  a demand charge,  after
approval by FERC. The Utilities'  pipeline  suppliers began direct billing these
costs in fiscal 1994 as a component of demand  charges.  The
Utilities  estimate
their remaining  portion of transition costs to be $10,700 and have recognized a
liability  for these  costs as of August 31,  1999.  The RIPUC has allowed  the
recovery of transition  costs through the PGPA. Under the provisions of SFAS 71,
regulatory  assets  totaling  $10,700  were  recorded  for the expected  future
recovery of the transition  obligations.  Actual transition costs to be incurred
depend on various  factors,  and,  therefore,  future  costs may differ from the
amounts discussed above.
CONTINGENT  LIABILITIES - A lawsuit has been filed against  Valley
Gas and other
parties  by  Blackstone   Valley   Electric   Company
("Blackstone")   seeking
contribution  towards a judgment  against  Blackstone's  share of total  cleanup
costs  of  approximately  $6,000,000  at the  Mendon  Road  site  in
 Attleboro,
Massachusetts.  The  expenses  relate  to  a  site  to  which  oxide waste  was
transported in the 1930's prior to the  incorporation of Valley Gas.
 Management
is  of  the  opinion  the   Corporation   will   prevail  as  a
result  of  the
indemnification  provisions  included in the agreement  entered into when Valley
Gas acquired the utility assets from Blackstone. Management cannot determine the
future cash flow  impact,  if any, of this claim and related  legal fees.  Legal
fees  associated with this claim are recovered in rates. In a recent decision of
the U.S.  Court of Appeals  for the First  Circuit,  Blackstone's
appeal of the
judgment  against  it was  sustained  and the  case  was  remanded for  further
proceedings,  including  a referral of the case to the EPA to determine  if the
substance in question (FFC) is hazardous.
     Valley  Gas  received  letters  of  responsibility  from the
Rhode  Island
Department  of  Environmental  Management  ("DEM") with respect to releases from
coal  waste on its  properties  that were the site of the former
Tidewater  gas
manufacturing plant in Pawtucket,  Rhode Island and the former
Hamlet Avenue gas
manufacturing plant in Woonsocket,  Rhode Island. Valley Gas and
Blackstone have
submitted  site  investigation  reports to DEM  relating to certain releases on
these sites. Management cannot determine the future cash flow impact, if any, of
these claims and related expenses. As noted above, management takes the position
that it is indemnified by Blackstone for any such expenses.
Management  intends
to seek recovery from Blackstone and any insurance carriers deemed to be at risk
during the relevant  periods.  Remediation of sites such as the former Tidewater
plant and the Hamlet Avenue plant are governed by a regulatory framework  which
now permits more flexibility in methods of remediation and in property reuse.
Note I:  Segment Information
     The  Corporation  adopted  SFAS  131,  "Disclosure  about
Segments  of  an
Enterprise and Related  Information,"  during fiscal 1999.  SFAS 131 established
standards  for  reporting   information  about  operating  segments
 ("business
segments") in annual financial  statements and requires selected information in
interim financial statements.  Business segments are defined as components of an
enterprise  about which  separate  financial  information  is available  that is
evaluated  regularly by the chief  operating  decision maker, or decision making
group, to make
decisions  on  how  to  allocate  resources  and  to  assess
performance.   The
Corporation's chief operating decision making group is the Chief Executive
Officer ("CEO") and certain other executive officers that report directly to the
CEO. The operating segments are organized and managed separately because each segment offers different products or services. The Corporation evaluates the performance of its business segments based on the operating income generated.
Operating income does not include income taxes, interest expense, extraordinary charges, and non-operating income and expense items.
     Under SFAS 131, an operating segment that does not exceed certain quantitative levels is not considered a reportable segment. Instead, the results of all segments that do not exceed the quantitative thresholds are combined and reported as one segment and referred to as "all other." The Corporation's subsidiaries VAMCO, Valley Propane and AEC business segments did not meet these quantitative threshholds and have been grouped into the "all other" category.
     The accounting policies of the operating segments are the same as those described in Note A except the intercompany transactions have not been eliminated in determining individual segment results.
     The following information is presented relative to the gas, contract sales and other operations of the Corporation.

1999              1998                1997

----              ----                ----
Gas Operations
Operating revenues...........................................   $
58,529,386       $59,343,603         $66,230,787
Operating income before Federal income taxes.................
6,991,106         6,178,629           6,465,007
Identifiable assets at August 31.............................
95,121,383        89,713,540          88,927,776
Depreciation.................................................
2,817,161         2,692,326           2,594,712
Capital expenditures.........................................
3,841,768         3,555,028           3,599,752
Contract Sales
Operating revenues...........................................   $
15,291,428       $15,104,272         $14,243,778
Operating income before Federal income taxes.................
549,041           646,303             612,744
Identifiable assets at August 31.............................
3,959,667         3,993,215           3,749,762
Depreciation.................................................
 44,866            45,703              51,704
Capital expenditures.........................................
  9,255            30,704              21,703
All Other Operations, including Corporate & Eliminations
Operating revenues...........................................   $
7,889,363       $ 7,141,021         $ 7,009,412
Operating income before Federal income taxes.................
1,127,567           863,373             861,037
Identifiable assets at August 31.............................
1,141,476         4,773,853           5,019,599
Depreciation.................................................
535,571           536,484             497,303
Capital expenditures.........................................
631,594           947,834             671,526
Total Corporation
Operating revenues...........................................   $
81,710,177       $81,588,896         $87,483,977
Operating income before Federal income taxes.................
8,667,714         7,688,305           7,938,788
Federal income tax expense...................................
(1,772,370)       (1,330,045)         (1,334,677)
Nonoperating income-net......................................
299,205           288,464             423,476
Interest expense.............................................
(3,007,940)       (3,040,763)         (3,368,274)
Net income...................................................
4,186,609         3,605,961           3,659,313
Identifiable assets at August 31.............................
100,222,526        98,480,608          97,697,137
Depreciation.................................................
3,397,598         3,274,513           3,143,719
Capital expenditures.........................................
4,482,617         4,533,566           4,292,981

     Expenses used to determine operating income before Federal income taxes are charged directly to each segment or are allocated based on time studies. Assets allocated to each segment are based on specific identification of such assets as provided by corporate records.
     Segment Information at August 31, 1998 and 1997 has been restated to conform with the presentation of SFAS 131 at August 31, 1999.
Note J:  Summarized Quarterly Financial Data (Unaudited)

Three months ended
(in thousands, except as to basic and
diluted earnings (loss) per share)                      November
     February          May          August
----------------------------------                      --------
     --------          ---          ------
Fiscal 1999
Total operating revenues............................     $15,270
      $29,201        $23,581       $13,658
Income (loss) before Federal income taxes...........     $(1,091)
      $ 5,057        $ 3,228       $(1,287)
Net income (loss)...................................     $  (637)
      $ 3,292        $ 2,320       $  (789)
Basic and diluted earnings (loss) per share..........    $ (0.13)
      $  0.66        $  0.47       $ (0.16)
Fiscal 1998
Total operating revenues............................     $15,824
      $30,428        $22,587       $12,750
Income (loss) before Federal income taxes...........     $(1,288)
      $ 4,818        $ 2,692       $(1,229)
Net income (loss)...................................     $  (761)
      $ 3,232        $ 1,828       $  (693)
Basic and diluted earnings (loss) per share.........     $ (0.15)
      $  0.65        $  0.37       $ (0.14)